UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 1, 2007

                    COMMISSION FILE NUMBER OF ISSUING ENTITY:
                                  333-140609-01

                           RAMP SERIES 2007-RS2 TRUST

                         (Exact name of issuing entity)

                      COMMISSION FILE NUMBER OF DEPOSITOR:
                                   333-140609

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

              (Exact name of depositor as specified in its charter)

                        RESIDENTIAL FUNDING COMPANY, LLC

               (Exact name of sponsor as specified in its charter)

             NEW YORK                                       None
      (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
         OF INCORPORATION)                           IDENTIFICATION NO.)

                8400 Normandale Lake Blvd., Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

        _________________________________________________________________

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.


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[  ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

LaSalle Bank National Association, as the trustee of the RAMP Series 2007-RS2 Trust, has provided the following information for inclusion in this report on Form 8-K:

      Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. and Banc of America Securities LLC, has acquired ABN AMRO North America Holding Company, parent of LaSalle Bank Corporation and LaSalle Bank National Association, from ABN AMRO Bank N.V.





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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RAMP SERIES 2007-RS2 TRUST
                                          (Issuing Entity)

                                          By:  Residential Funding Company,
                                          LLC, as Master Servicer


                                          By: /s/ Darsi Meyer
                                             Name:  Darsi Meyer
                                             Title: Director



Dated:  October 4, 2007